Exhibit 10.22

AMENDMENT NO. 1 TO ESCROW AGREEMENT

Reference is made to the Escrow Agreement (Public Offering) (the “Agreement”) made the 19th day of June, 2015 among DelMar Pharmaceuticals, Inc. (the “Issuer”), the Placement Agent whose name and address appears on the Information Sheet attached thereto and Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004 (the “Escrow Agent”).

The parties hereby agree that the Agreement shall be amended to replace the references in paragraphs 3 and 4 of Exhibit A thereto to “$5,000,000” with “$2,500,000.” All other provisions of the Agreement shall remain unaffected by the terms hereof.

This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of June 30, 2015.

DELMAR PHARMACEUTICALS, INC. By: ____________________________ Name: Title: MAXIM GROUP LLC
By: ____________________________ Name: Title:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY By: ____________________________ Name: Title: